     Summit Technology

===========================================================================

     NovaMed Agreement

------------------------------------------------------------------------

     An Opportunity for Rapid Expansion into the
     Business of Laser Vision Correction


CONFIDENTIAL INFORMATION
---------------------------------------------

NovaMed/Summit Agreement as originally adopted October 2, 1998, as amended April 2, 1999, as further amended May 21, 1999, and as amended and restated July 7, 1999.


--------------------------------------------------------------------------------
The following proposal will allow NovaMed rapid expansion into the exciting expanding field of Laser Vision Correction  *  .
--------------------------------------------------------------------------------

        As discussed on previous occasions, Summit Technology extends this extraordinary offer to NovaMed because of our strong belief that NovaMed has developed an excellent record of accomplishment in the business of Ophthalmology. NovaMed's local and regional posture in the marketplace has proven successful and we believe that you are well positioned to provide Laser Vision Correction to your markets and patient base. We strongly believe that, * , you have chosen a Medical Director of Refractive Surgery who can help orchestrate this important strategic initiative.


        However, you can not do it alone. You need a strong partner who shares your vision and your drive to succeed. Summit Technology has:

        > An approved laser platform that is technologically advanced and yields superior results, * .

        > A financially secure company that is committed to be a total refractive resource to its customers - as previously stated, Summit is exploring many opportunities that will allow us to deliver additional products and services to our customers. We expect to go well beyond being "just a laser company".

        > A core competency in Education - Physician, Laser Center, Optometric CoManagement and Staff Training at all levels.

--------------------
*    Confidential portions omitted and filed separately with the Commission.

Finally, and most importantly you are partnering with our people. Our field management and home office management and staff are highly skilled in the area of Refractive Surgery and can offer NovaMed a level of expertise and commitment you will not find in any other company. We know this business and we know how to help you create and capture your desired share of the marketplace.


--------------------------------------------------------------------------------
The Financial Agreement
--------------------------------------------------------------------------------

A second laser for the    *

     Summit Technology will place a second Apex Plus Examiner laser in the    *
     practice on a    *   for an Omnicard fee of    *  .  We will also
     include    *   during the term of the relevant Omnicard Plus Agreement to be executed in connection with the purchase of such laser (the form of Omnicard Plus Agreement to be executed by the parties is attached hereto as Exhibit A (the "Omnicard Agreement")). Summit agrees to continuously
     maintain the software on these lasers    *  such that the software is
     always consistent with the highest level of software relevant and legally available for such lasers (including, without limitation, any software necessary to perform clinical studies work), which standards shall be, at a minimum, those standards necessary for the laser to perform (i) to manufacturer warranty specifications, (ii) future FDA-approved procedures, when approved, and (iii) any FDA approved clinical studies work, including such work contemplated in that certain letter agreement dated September 29, 1998 between a NovaMed affiliated physician and Summit Technology, Inc.
     (the "Letter Agreement"). The fees set forth herein are    *  .  This
     Agreement contemplates that, except for the Omnicard fees, the    *   in
     connection with the leasing, operation and maintenance (as per our Gold
     Standard Service Agreement) of the lasers will be for    *  .  Summit is
     not responsible for any consumable or disposable products not normally supplied by Summit.

     In addition to the second laser for this site, Summit will allow NovaMed to
     add up to   *  additional Apex Plus lasers in the    *  . NovaMed has
     elected to place one of the    *   additional    *  .  The terms and
     conditions of this first    *    will be at the same    *  , and on the
     same terms and conditions as above. In the event NovaMed elects at any time to

--------------------
*    Confidential portions omitted and filed separately with the Commission.

     add another laser  *  , then the per procedure fee will be
     *  following NovaMed's acceptance of such laser;  *  .

     In the event NovaMed elects to place one of the * , then the * following NovaMed's acceptance of such laser; * .

     Lasers in other localities

     The following lasers may be ordered at the discretion of NovaMed at any time through 1999 (those lasers set forth in Tier One, Tier Two and the Special Considerations) and nothing herein shall be construed as requiring NovaMed to order any such lasers. The relevant economics under each category will apply to any laser in such category, irrespective of whether or not all lasers contemplated in the category are ordered by NovaMed.
     Each of these lasers will  *  during the term of the relevant Omnicard
     Plus Agreement to be executed in connection with each purchased laser. Summit agrees to continuously maintain the software on these lasers * such that the software is always consistent with the highest level of software relevant and legally available for such lasers (including, without limitation, any software necessary to perform clinical studies work), which standards shall be, at a minimum, those standards necessary for the laser to perform (i) to manufacturer warranty specifications, (ii) future FDA-approved procedures, when approved, and (ii) any FDA approved clinical studies work, * . The fees set forth herein are inclusive of * .
     This Agreement contemplates that except for the * , the only * in connection with the leasing, operation and maintenance of the lasers (as per our Gold Standard Service Agreement) * . Summit is not responsible for any consumable or disposable products not normally supplied by Summit as per its standard practice.

     As contemplated herein (including the fees set forth above for the additional laser placed in * , the Omnicard fees will be a * . As used herein, the term "Procedure" means any ophthalmic procedure performed with the Equipment, the purpose or effect of which is to alter refraction, but does not include (a) bona fide retreatments or enhancements as permitted under Summit's Retreatment Policy (Exhibit E) or (b) procedures performed on Leasing Party's staff or on other physicians and optometrists.

--------------------
*    Confidential portions omitted and filed separately with the Commission.

     With respect to maintenance, the parties hereto acknowledge and agree that the Gold Standard Service Agreement is attached for informational purposes to describe the general terms of maintenance services to be provided by Summit. Nothing therein or herein is intended to require any additional payments or obligations to be made by NovaMed in excess of the Omnicard payments described herein, other than for after hours service, If requested. Further, the parties acknowledge that, notwithstanding anything contained in the Gold Standard Service Agreement: (i) Summit's service obligations are not limited by the number of pulses performed; (ii) the term of Summit's service obligations are as set forth in this agreement and not as set forth in the Gold Standard Service Agreement (iii) the Omnicard
     payments included herein include    *  ; (iv) the assignment limitations of
     the Gold Standard Service Agreement are superseded by those contained in the Omnicard Plus Agreement; (v) the invoicing and integration (i.e. entire agreement) provisions of the Gold Standard Service Agreement are not applicable; (vi) there will be no additional charge for after hours service
     on the systems in place at    *    or any other system that averages at
     least    *   over a consecutive    *    period; and (vii) "maintenance"
     shall mean all maintenance on the lasers which is necessary for them to perform (a) to manufacturer warranty specifications, (b) future FDA-approved procedures, when approved, and (c) any FDA-approved clinical studies work, including, without limitation, such work contemplated in the Letter Agreement. The parties agree that this paragraph regarding maintenance shall apply to all lasers covered in this Agreement.


     Tier One-Apex Plus Laser placements 1 and 2

     Procedures    *

     Procedures    *

     Procedure    *

     We propose a    *   for each laser.  An initial    *   "ramp up" time,
     where    *   is required, is followed by a scheduled    *  .  This period
     will require staged    *   as follows: months    *  ; months    *  ; months
     *  ; months    *  ; months    *  .  Any purchases in a given month which
     are in excess of the    *   will be credited towards    *  (i.e. NovaMed is
     satisfying the    *   so long it is    *   on a rolling methodology).

     Upon completion of    *   procedures, NovaMed has the option to continue
     using the laser at the reduced cost of    *   (with    *  ), renegotiating
     the agreement or terminating the

--------------------
*    Confidential portions omitted and filed separately with the Commission.

     agreement, all as set forth in the relevant Omnicard Plus Agreement. Unless NovaMed is in default under the relevant Omnicard Plus Agreement, Summit may not terminate, or elect not to renew, such agreement.

     Tier Two-For Apex Plus Laser placements 3, 4, 5, 6, 7 and 8 to be installed at the discretion of NovaMed, Summit will extend the following discounted schedule for each laser:

     Procedures    *          @    *

     Procedures    *          @    *

     Procedures    *          @    *

     There will be an * for each laser. The schedule for such * will be as follows:

     Months   *          *

     Months   *          *

     Months   *          *

     Months   *          *

     Months   *          *

     Any purchases in a given month that are    *   towards future months (i.e.
     NovaMed is   *   so long as it is    *   on a rolling methodology).

     Upon completion of    *   procedures, NovaMed has the option to    *  ,
     renegotiating the agreement or terminating the agreement, all as set forth in the relevant Omnicard Plus Agreement. Unless NovaMed is in default under the relevant Omnicard Plus Agreement, Summit may not terminate, or elect not to renew, such agreement.

     Special Considerations: *

          *

--------------------
*    Confidential portions omitted and filed separately with the Commission.

     In exchange for a payment of approximately   *   to be made, Summit would
     like to propose the following:

          A  *  commitment to Summit for  *   at the reduced   *   rate of   *

          Procedure *

          The  *   preformed through September 1998 on the Summit Laser (Serial
          No. * ) will be included toward the overall   *   .

     Here we propose an   *   for the laser (Serial No. * ).  An initial   *
     "ramp up" time, where   *   is required, is followed by a scheduled monthly
     *   .  This period will require staged   *    as follows: months   *   ;
     months   *   ; months   *   ; months   *  ; months  *   .  Any purchases in
     a given month which are in excess of the   *   will be credited towards
     future months (i.e. NovaMed is satisfying the   *  so long it is achieving
     *   )

     Upon completion of   *   procedures, NovaMed has the option to continue
     using the laser at the reduced cost of   *   , with   *   , renegotiating
     the agreement or terminating the agreement, all as set forth in the relevant Omnicard Agreement. Unless NovaMed is in default under the relevant Omnicard Agreement, Summit may not terminate, or elect to not renew, the Omnicard Agreement

        *

     In consideration of the current lease agreement Summit would like to propose the following:

     A    *   commitment to Summit for    *   at the reduced    *   price of
     *  .

     Procedures    *  .

     The    *   procedures performed through September 1998 on the Summit Laser
     (Serial No. * ) will be included toward the total procedural    *  .

     Here we propose an    *   for the laser (Serial No. * ).  An initial    *
     "ramp up" time, where    *   is required, is followed by a scheduled
     monthly    *  .  This period will require staged    *   as follows: months
     *  ; months    *  ; months    *  ; months    *  ; months



--------------------
*    Confidential treatment requested.

     * . Any purchases in a given month which are in excess of the * will be credited towards * (i.e. NovaMed is satisfying the * so long it is achieving * on a rolling methodology).

     Upon completion of * procedures, NovaMed has the option to continue using the laser at the reduced cost of * per procedure, with * , renegotiating the agreement or terminating the agreement, all as set forth in the relevant Omnicard Agreement. Unless NovaMed is in default under the relevant Omnicard Agreement, Summit may not terminate, or elect to not renew, the Omnicard Agreement.


     Additional Agreements

     1. Termination of Omnicard Plus Agreement. With respect to any lasers procured by NovaMed under the Agreement, NovaMed will have the right to terminate immediately, without penalty, any Omnicard Plus Agreement relating to such lasers if the FDA withdraws or materially restricts its approval of the Apex Plus excimer laser for use in the manner currently permitted as of the date of this Second Amendment; provided, however, that in the event of such a termination, NovaMed shall continue to be responsible for any remaining lease payments under the applicable Lease Agreement with HealthCapital Financial Group LLC ("HealthCapital Lease") affecting such lasers. Notwithstanding the foregoing, nothing in this Paragraph 1 shall be construed to apply to any future or pending FDA approvals not yet obtained by Summit as of the date of this Second Amendment.

     2. Replacement of Lasers. This Paragraph 2 is subject to the terms and conditions of Paragraph 3 hereof. The parties hereto acknowledge and agree that NovaMed desires to be in a position to continuously adapt to new and progressive technologies in the laser vision correction industry. Accordingly, at any time during the term of any Omnicard Plus Agreement and HealthCapital Lease, NovaMed shall have right to * . Upon NovaMed tendering such an election, any * (including any * contemplated in the Agreement, Omnicard Plus Agreement and HealthCapital Lease with r espect to the original laser (the "Original Laser Agreements") * , and the parties contemplate that comparable agreements will be executed by the parties with respect to the * ; provided, however, that, notwithstanding the foregoing, NovaMed will continue to be responsible for any remaining lease payments under the applicable HealthCapital Lease * , with any remaining * either being, at NovaMed's election, * ; provided further, that NovaMed may * through HealthCapital * as contemplated in the foregoing proviso
--------------------
*  Confidential portions omitted and filed separately with the Commission.

     (ii) * . The terms and conditions of the * will be on terms substantially similar in nature as the terms and conditions of the * , including, without limitation, those terms and conditions relating to term, maintenance (hardware and software) and supplies; provided, however, that the parties hereto acknowledge and agree that:

     (a)  Pricing.  *  .

     (b)     *  .   *  .

     3.  Commercial Reasonableness/Good Faith.   *  . Accordingly, each party
     hereto shall use all commercially reasonable efforts and shall negotiate in good faith to effect the restructuring contemplated in Paragraph 2 hereof, after taking into account any differing pricing mechanics between the old and new lasers. If the parties shall fail to reach an agreement after expending such commercially reasonable efforts and negotiating in good faith, then the Original Laser Agreement will remain in place. In the event of a restructuring pursuant to Paragraph 2 hereof, the parties further acknowledge and agree that notwithstanding any other provision hereof (including Paragraph 2) all systems subject to the Original Laser Agreements remain subject to the applicable Summit Laser Patent License associated with such system. NovaMed will not use or transfer any such system other than in full compliance with the terms of such Laser Patent License.

     4. Applicability. The terms and conditions of Paragraphs 1-3 immediately preceding this Paragraph 4 shall apply to all lasers procured by NovaMed under the Agreement, including, without limitation, those lasers procured prior to July 7, 1999.

     5. Summit Installations. Except as otherwise expressly indicated below, the following will apply with respect to all existing and future lasers procured by NovaMed under the Agreement:

          (a)  NovaMed,  *   , may elect to require Summit to install its
     *   on any  *   (including, without limitation,   *   at a   *  ;


          (b)  *   , NovaMed,   *  , may elect to require Summit to   *   on
     any future laser procured by NovaMed under the Agreement after the date of this Second Amendment. Notwithstanding Section 5(a) hereof, the parties hereto agree that * currently located in *;

--------------------
*  Confidential portions omitted and filed separately with the Commission.

          (c)  At NovaMed's election, Summit will    *  ;

          (d)  As soon as available, Summit will install the    *   on the two
     existing Summit lasers located    *    at a    *  ; and

          (e) At NovaMed's election, Summit will install the  *   on any
     laser at a   *  .

     All of the foregoing contained in subparagraphs (a) through (e) of this Paragraph 5 will be installed by Summit as soon as commercially practicable.


     Miscellaneous Considerations:

     *   .  When the    *   lasers purchased from Summit at NovaMed locations
     *  , Summit will    *  .  When the    *   in all NovaMed locations    *  ,
     Summit will    *  .


     NovaMed/Summit Research Program.  The Letter Agreement details a
     comprehensive research initiative that includes    *   separate IDE studies
     for NovaMed participation   *  .

     The terms and conditions set forth in the Letter Agreement relating to
     NovaMed shall be incorporated herein.     *  .


     NovaMed Staff Training.  Summit will confirm to a    *   , three-day
     orientation and training session for the staff members in each NovaMed laser practice. They will also be available for telephone follow up and consultation for those practices. After one month, they will return to the practice to audit, critique and mentor these individuals. To the extent
     necessary, Summit will also provide during the term at    *    the
     necessary technical support and training with respect to any upgrades in the equipment or software provided herein.


     NovaMed Market Development. As your strategic partner, Summit Technology will help in the future market development of NovaMed by looking for appropriate partners for your

--------------------
     enterprise. We will attempt to aid in the NovaMed outreach in core locations as well as help identify new regional opportunities.

     Upon the request of NovaMed, Summit will provide to NovaMed financial statements of Summit on a quarterly basis (the quarterly 10k), which financial statements shall be substantially similar to those required to be furnished in accordance with The Securities Exchange Act of 1934, as amended.

     Each laser shipped under this agreement will be subject to the Omnicard Plus Agreement in the form of Exhibit A, Summit Laser Patent License, and a Lease Agreement with HealthCapital Financial Group, LLC (the form of which is attached hereto as Exhibit C (the "HealthCapital Lease") (except that no Lease Agreements will required in connection with the lasers described
     herein under    *   and    *   sections herein).   *  .  From the
     Omnicard fee proceeds collected by Summit under the Omnicard Agreements, Summit on behalf of NovaMed, and subject in every instance to timely receipt of all payments due from NovaMed, will then forward to HealthCapital all payments under the HealthCapital Lease to satisfy NovaMed's obligations thereunder.

     The terms and conditions set forth in the Terms and Conditions of Software License and Sale (Exhibit D) are incorporated herein by reference.

     NovaMed acknowledges, represents and warrants that it has leased the Equipment based on its professional judgment and expressly disclaims any reliance upon any statements made by Summit or any agent of Summit unless provided herein or otherwise stated in Summits Equipment documentation.

     Summit warrants that the Equipment will function within the operating parameters described in the User's Manual when operated by properly trained individuals and serviced only by Summit personnel. Except as expressly stated herein, and subject to Summit's service and maintenance obligations described above, Summit has made no representation or warranty regarding the Equipment and its liability hereunder is expressly limited to repair or replacement of the Equipment, at Summit's election. Notwithstanding the foregoing, and without in any way admitting liability, nothing herein contained is intended to prevent NovaMed from taking such legal action against Summit as it deems appropriate in the event any NovaMed or any NovaMed practice is sued by a patient alleging personal injury as a result of treatment on a Summit laser. SUMMIT MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO ANY MATTER WHATSOEVER, INCLUDING,

--------------------
*  Confidential portions omitted and filed separately with the Commission.

     WITHOUT LIMITATION, THE DESIGN OR CONDITION OF THE EQUIPMENT, ITS MERCHANTABILITY OR ITS FITNESS OR CAPACITY OR DURABILITY FOR ANY PARTICULAR PURPOSE, THE QUALITY OF THE MATERIAL OR THE WORKMANSHIP OF THE EQUIPMENT. IN NO EVENT WILL SUMMIT BE LIABLE FOR LOST PROFIT, INJURY TO GOODWILL OR ANY OTHER SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES.

     Emphasis Discs are for NovaMed use only and are not permitted for resale or use elsewhere. Please see the emphasis(R) disc package insert for additional terms, conditions, and warranty information applicable to the emphasis(R) disc product, all of which are incorporated herein by reference. Purchase of emphasis(R) discs does not constitute any actual or implied license to use the laser disc in any country other than the country of original delivery and does not constitute any actual or implied license to use any Summit laser system or other Summit product, emphasis(R) discs may not be resold without the express written consent of Summit Technology, Inc.

     Except as may be otherwise expressly provided herein concerning future transactions which may be consummated at NovaMed's election, this agreement constitutes a binding commitment to perform the transactions and make payments contemplated hereunder including the minimum procedure requirements referenced herein.

By Summit Technology                               Accepted By


/s/ Maria Leone                                   /s/ Stephen J. Winjum
---------------                                   ---------------------
Maria Leone, Marketing and Sales Manager          Stephen J. Winjum,
                                                  President
                                                  NovaMed Eyecare Mgmt., LLC

/s/ Edward P. Devnew, Jr.
-------------------------
Edward P. Devnew, Jr., Director of Sales


/s/ P. Bernard Haffey
---------------------
P. Bernard Haffey
V.P. Marketing & Sales
Summit Technology, Inc.

                               LIST OF EXHIBITS


A.   Form of OmniCard Plus Agreement

B.   Form of Gold Standard Service Agreement

C.   Form of Health Capital Lease

D.   Terms and Conditions of Software License and Sale

E.   Summit Retreatment Credit Policy

                                                                       EXHIBIT A
                                                                       ---------

                            OMNICARD PLUS AGREEMENT


This Agreement is entered into on October 2, 1998 between Summit Technology, Inc., a Massachusetts Corporation having its principal offices at 21 Hickory Drive, Waltham, MA 02451 ("Summit") and NovaMed Holdings, Inc. having its principal offices at 980 North Michigan Ave, Suite 1620, Chicago, IL 60611 ("Customer").

1.   DUTIES OF CUSTOMER

     a. Customer agrees to purchase from Summit during the term of this Agreement, for each (both) laser systems referenced on Schedule "A" the minimum quantity of Omnicards at the purchase price pursuant to Schedule "A", a copy of which is attached hereto and made a part hereof.

     b. Customer agrees to pay for the Omnicards within thirty (30) days of the invoice date at the total prices listed in Schedule "A". If Customer fails to make such payments within ten (10) days after written notice from Summit specifying such failure, then Summit may discontinue shipments of Omnicards and make further sales of Omnicards to Customer on a C.O.D. basis.

     c. Customer agrees to meet all terms and conditions contained in the lease contract with HealthCapital Financial Group, LLC ("HealthCapital") (Lease numbers H239, H240 & H241) for the equipment described therein (the "HealthCapital Lease").

2.   DUTIES OF SUMMIT

     Summit agrees to forward to HealthCapital, or its successors and assigns, on a timely basis as provided in the HealthCapital Lease, the monthly lease payment collected by Summit through Omnicard financing premiums included in the Omnicard prices in Schedule "A", on a monthly basis, under such HealthCapital Lease identified in Section 1.c, provided the Customer fully performs the duties described in Section 1(a) and (b) above. Summit shall make such HealthCapital Lease payments as required under said lease on Customer's behalf and with Customer's full permission under the terms and conditions of HealthCapital's Lease and HealthCapital shall accept same from Summit. Customer shall receive written notice that each such monthly payment from Summit to HealthCapital has been made. Notwithstanding Summit's duties set forth in the preceding sentences, Customer acknowledges and agrees that the HealthCapital Lease document is a separate and distinct agreement between Customer and HealthCapital and nothing herein is intended or should be construed as a guaranty of any of Customer's obligations thereunder or as otherwise obligating Summit thereunder in any way, it being acknowledged that Summit's sole obligation is to timely forward the lease payments received from Customer to HealthCapital subject to Summit's timely receipt of the corresponding payment from Customer. Customer further acknowledges, that provided Customer is in compliance with the provisions of this Agreement, it is solely responsible for the financial liability (other than the lease payments to be made by Summit and paid on Customer's behalf to HealthCapital hereunder), and for all UCC filing fees, insurance charges, property taxes, sales taxes and any other expenses required by the HealthCapital Lease. Notwithstanding the foregoing, in the event that Summit shall fail to make any payment to HealthCapital (despite having received the corresponding payment from Customer) under the terms of the HealthCapital Lease, and Customer makes such payment directly to HealthCapital, Customer shall have the right to setoff the amount of such payment against any subsequent amounts due and owing Summit under this Agreement.

3.   RELEASE OF OBLIGATIONS/TERMINATION OF AGREEMENT

     a. Customer may release itself from its obligations to fully perform the duties described in Section 1 above by either: (i) purchasing all Omnicards specified in Schedule "A" (e.g., the aggregate minimum purchase obligation due), or (ii) completely paying off all remaining financial liabilities to HealthCapital under the HealthCapital Lease identified In Section 1.c above, plus immediately pay to Summit the difference between the aforesaid HealthCapital payoff and the aggregate unpaid minimum Omnicard purchase obligation.

     b. The parties agree that if Customer fails to fully perform the duties described in Section 1(a) or (b) above or if Customer is in default of the HealthCapital Lease (provided that Customer shall have the opportunity to cure any such failure to perform or default within thirty (30) days following Customer's receipt of written notice from Summit specifying the nature of such failure to perform or default), Summit may, at its sole discretion: (i) terminate this Agreement with thirty (30) days prior written notice and (ii) immediately demand payment from the Customer for the remaining aggregate unpaid minimum purchase obligation due hereunder.

4.   TERM

     Unless either party terminates this Agreement pursuant to Section 3 above, or as set forth in this Paragraph 4, the term of this Agreement shall be for a period of * from the date of Summit's signature below (the "Initial Term"). The Initial Term and any Renewal Term (as defined below) shall automatically be renewed and extended on the same terms and conditions contained herein for consecutive one-year periods (each a "Renewal Term"), unless Customer shall give written notice to Summit electing to terminate this Agreement not less than sixty (60) days prior to the end of the Initial Term or any Renewal Term. In addition, Customer may terminate this Agreement as follows: (i) at any time upon attaining the minimum purchasing requirements as specified in Schedule "A" (the "Purchasing Criteria"); (ii) upon thirty (30) days' written notice to Summit at any time after (A) satisfying the Purchasing Criteria or (B) the Initial Term, provided all the Purchasing Criteria have been satisfied; or (iii) the bankruptcy, dissolution or liquidation of Summit; provided further, that if Customer terminates this Agreement in accordance with the foregoing prior to the expiration of the HealthCapital Lease, Summit acknowledges and agrees that it will be obligated to pay, on Customer's behalf, all remaining payments due and owing under the HealthCapital Lease, provided Customer shall have made all required minimum payments to Summit hereunder. Summit may only terminate this Agreement pursuant to Section 3 above.


5.   MISCELLANEOUS

     a. Entire Agreement. This Agreement is the entire Agreement between the parties, and all prior negotiations, representations or agreements between the parties are merged into this Agreement, except for the executed NovaMed-Summit Agreement entitled "An Opportunity for Rapid Expansion in the Business of Laser Vision Correction" (hereinafter referred to as the "NovaMed Agreement"), the Summit Laser Patent License and all other documents and agreements referenced herein or in the NovaMed Agreement. In the event of any conflict between the NovaMed Agreement and this Agreement, the terms and conditions of the NovaMed Agreement shall govern and control.

     b. Amendments. This Agreement may be amended in whole or in part only by an agreement in writing signed by Customer and Summit.

     c. Governing Law. This Agreement and the rights of the parties hereunder shall be governed by and construed in accordance with the laws of the State of Massachusetts including all matters of construction, validity, performance and enforcement and without giving effect to principles or conflict of laws.

     d. Waiver. The waiver of either party of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach by any party.

     e. Assignment. Customer shall not assign or transfer this Agreement without the prior written consent of Summit provided, however, that Customer will have the right to assign its rights, duties and obligations hereunder, without Summit's consent: (i) in connection with and in contemplation of a reorganization, merger, consolidation or sale of all or substantially all of the capital stock or assets of Customer (or any other transaction substantially similar in effect); provided in each instance that NovaMed is not then in default hereunder (the parties hereto acknowledge and agree that the contemplation or consummation of the transaction described in this Section 5(e)(i) will not constitute such a default) and that such proposed assignee has agreed to fully perform NovaMed's obligations hereunder and under all related agreements, including the Summit Laser Patent License and, in the reasonable judgment of Summit (such judgement to not be unreasonably withheld or delayed) has the financial capability to so perform, or (ii) to any affiliate (as hereinafter defined) of Customer (subject to such affiliate agreeing to be bound as aforesaid). As used herein "affiliate" shall mean any person, firm or entity which directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, any person, firm or entity, and shall include, without limitation, any direct or indirect subsidiary of NovaMed Holdings, Inc. Any attempt to assign any rights, duties or obligations which arise hereunder without such permission shall be void.

     f. Attorneys' Fees. The prevailing party shall be awarded its reasonable attorneys' fees, costs and disbursements to be paid by the non-prevailing party in any action on or concerning this Agreement.

     g. Notices. Any notice, request, demand or other communication given pursuant to the terms of this Agreement shall be in writing and shall be served by personal service or by mail at the address of the receiving party set forth in this Agreement (or at such other address as such party shall in writing have advised the other party). All notices or demands by mail shall be certified or registered mail, return receipt requested, and shall be deemed complete upon mailing.

---------------------
*  Confidential portions omitted and filed separately with the Commisssion.

     h. Severability. In the event any one or more of the provisions in this Agreement shall for any reason be held to be void, invalid, illegal or unenforceable in any respect, such shall not affect any other provisions hereof, but this Agreement shall be construed as if such void, invalid, illegal or unenforceable provision had never been contained herein and the remainder of this Agreement shall continue in full force and effect.

     i. Ambiguities. Ambiguities, if any, in this Agreement shall not be construed against either party, irrespective of which party may be deemed to have authored the ambiguous provision.


CUSTOMER: NOVAMED HOLDINGS, INC.      SUMMIT TECHNOLOGY, INC.

BY:(X)                                BY:(X)
      --------------------------             --------------------------

Name:                                 Name:
     ---------------------------            ---------------------------

Title:                                Title:
      --------------------------            ---------------------------

Date:                                 Date:
      --------------------------            ---------------------------



Agreed and accepted:
HEALTHCAPITAL FINANCIAL GROUP, LLC


BY:(X)
      --------------------------

Name:
     ---------------------------

Title:
      --------------------------

Date:
     ---------------------------

                                  Schedule "A"
                              Purchasing Criteria
                              -------------------

Location #1:  *  (Serial Number *)

                     Omnicard Purchase
Months                     Price                *
------               -----------------       -------
  *                          *                  *
  *                          *                  *
  *                          *                  *
  *                          *                  *
  *                          *                  *
  *                          *                  *

*   Upon Customer completing   * ,  the Omnicard Purchase Price shall be *  and
any  *  in excess of  * will be  * .

**  Once  *  are completed and paid for, the Omnicard Purchase Price shall
be   *  .

Location #2:   *   (Serial Number *)

                     Omnicard Purchase
Months                     Price                *
------               -----------------       -------
  *                          *                  *
  *                          *                  *

*   A commitment of  *  is the  *  for the two Summit lasers at this location.

Location 3:  *   (Serial Number *)

                     Omnicard Purchase
Months                     Price                *
------               -----------------       -------
  *                          *                  *
  *                          *                  *
  *                          *                  *
  *                          *                  *
  *                          *                  *
  *                          *                  *

*   Upon Customer completing  *  , the Omnicard Purchase Price shall be  *  and
any  *  in excess of   *   will be   *  .

**  Once   *   are completed and paid for, the Omnicard Purchase Price shall be  *  .

-------------------------------------------------------------------------------
As it relates to all locations referenced above, any    *   in a given month
which are    *    will be    *    (i.e. NovaMed is satisfying the   *   so long
as it is   *   for each individual location). These schedules will commence contemporaneous with the commencement date of the relevant HealthCapital Lease.

------------------

*  Confidential portions omitted and filed separately with the Commission.

                                                                       EXHIBIT B
                                                                       ---------

                            SUMMIT TECHNOLOGY, INC.
                   GOLD STANDARD/TM/ SERVICE AGREEMENT (DOMESTIC)

Customer:                           System Model and Serial No.:
         -------------------------                              ---------------

Customer Contact:                   Installation Site:
                 -----------------                    -------------------------

Billing Address:
                ------------------                    -------------------------

                                    Effective Date:
               -------------------                    -------------------------

Telephone:                          Term: [ ]   One Year   [ ]   Three Years
          ------------------------        [ ] Customer Initials

Fax:
          ------------------------

This Service Agreement by and between Summit Technology, Inc. ("Summit") and _____________ ("Customer") shall commence on the Effective Date referred to above and shall remain in force until the earlier of (check one) [ ] twelve months after the Effective Date or 600,000 laser pulses, whichever comes first, or [ ] thirty-six months after the Effective Date or 1,800,000 laser pulses, whichever comes first.

For each Laser System listed above, Summit hereby agrees to provide to Customer the maintenance services described below, and Customer agrees to pay for such services, in each instance subject to and in accordance with the terms and conditions of this Agreement. Please see reverse for additional terms and conditions.

A.   Schedule of Services:

     1. Preventative Maintenance. Summit will provide Customer with four scheduled preventative maintenance visits during the term of this Agreement. At each preventative maintenance visit, Summit will: replace ArFl gas bottle and filter, check energy output, clean cooling system and heat exchanger grill, verify full operation of your system, replace connectors, gaskets and filters as needed, verify high voltage output, check cooling oil level, align laser, leak-test bottle, check valve connections, check vacuum system, check multi-power supply, clean instrument panel, align HeNe aiming laser, clean or replace all optics as necessary and check printer and printer paper operation.

     2. Unscheduled Service. During the term of this Agreement, Summit will provide unscheduled service visits, at no additional cost, between the hours of 8:00 am. and 5:00 p.m., Monday through Friday. In most instances, Summit will provide an on-site technician within 48 hours (see reverse for details). Any service visits that you authorize outside of these hours or on weekends will be separately billed at the rate set forth below.

     3. Parts and Labor. Summit will provide all parts (including ArFl gas, printer paper and beam profile cards) and labor (during the hours specified above) necessary to service and maintain your laser according to Summit's published operating specifications at no additional charge. Except as specified above, all disposables, consumables and software upgrades arc excluded.

     4. Emergency Telephone Consultation. Summit will provide emergency telephone consultation 24 hours per day, seven days per week.

B.   Schedule of Charges:

     1. Covered Services. For each Laser System listed above, Customer will pay Summit an annual service fee, payable either in twelve equal consecutive monthly installments of $__________ each or in a single lump sum payment, due on or before the Effective Date, of $___________. If this is a three year Agreement, the service fee will be _____________.

     2. After Hours Services. If Customer requests a service visit before 8:00 a.m., after 5:00 p.m. or on weekends, Customer will pay Summit at the rate of $105 per hour per technician. Parts remain covered at no additional charge as provided herein.

This Service Maintenance Agreement shall replace any previous service agreements or warranties between Summit and the Customer and shall cover only the System bearing the serial number indicated above.

EXECUTED this ____ day of ______________________, 19___.

CUSTOMER:                           SUMMIT TECHNOLOGY, INC.

                                    By:
---------------------------            ------------------------

                        ADDITIONAL TERMS AND CONDITIONS
                        -------------------------------

1. Summit Responsibilities. During the term of this Agreement, Summit will provide the services ("Agreement Services") listed on the facing page under the heading "Schedule of Services." The following shall be applicable to the Agreement Services:

     (a) Preventative Maintenance. Summit will contact Customer quarterly to schedule preventative maintenance visits on mutually convenient weekdays between the hours of 8:00 a.m. and 5:00 p.m.

     (b) Unscheduled Service. Summit will use best efforts (within reason) to have a service technician on site within the time period set forth in the facing page of this Agreement under "Schedule of Services" (or as soon as practicable thereafter). Customer acknowledges that Summit cannot and does not absolutely guarantee response time to service calls.

     (c) Modifications for Safety or Reliability. If Summit determines that a modification to the System (whether hardware or software) is necessary to address safety or reliability concerns identified by Summit, then Summit will install the modification in the System as soon as practical.

     (d) System Verification. Summit reserves the right to verify the condition of Customer's System prior to becoming obligated hereunder if Customer's System has ever been serviced by someone other than a Summit authorized service representative, or if Customer's System has not been serviced by Summit for more than 45 days prior to the Effective Date.

2.   Customer Obligations. Customer's obligations are as follows:

     (a)  Payments.  Customer will pay all Summit invoices within 30 days.

     (b) Tests. Customer will conduct such tests of the System and submit the results in such format at such times as Summit reasonably requests.

     (c) Conformity With Manuals. Customer will comply in all material respects with the manuals and instruction materials provided by Summit regarding this System, its use and its maintenance.

     (d) Cooperation. Customer will cooperate with Summit in performing its duties including the scheduling of service calls and providing access to the System, an acceptable work environment for Summit personnel at the Installation Site, and adequate space for storage of spare parts, tools and the like. Customer bears the risk of loss for spare parts stored at the Installation Site.

     (e) Installation Site. Customer will maintain the Installation Site in accordance with Summit's recommendations and will not move, permit the movement of or tamper with the System without Summit's prior knowledge and direct participation.

     (f) No Outside Services. Customer will not permit anyone other than Summit's service representative to perform maintenance, to repair or to adjust the System.

     (g) No Unapproved Parts or Gas. Customer will use only Summit approved parts and gas in the System and only Summit approved disposables with the System.

     (h) Customer Presence. For the safety of Summit's personnel, Customer or one of its representatives will be present at the Installation Site at all times when a Summit person is servicing the System.

3. Exclusions. Unless this is a Platinum Standard/TM/ Agreement, repairs or service required after the System has fired the maximum number of pulses set forth on the facing page of this Agreement are not covered. Further, this Agreement does not entitle Customer to, or obligate Summit to provide, any service or products not specifically identified in paragraph 1 hereof. Without limitation, the Agreement Services donot include: (a) any repairs or service attributable to Customer's failure to comply with any of its obligations under Paragraph 2 or to accidents, casualty loss, other acts of God; (b) any disposable products, consumable supplies (other than gas, printer paper and beam profile cards, which are included), halogen filters or accessories; or (c) services associated with relocation, installation (such as site preparation) or removal of the System. Services or products not included in the Agreement Services may be purchased from Summit on a case by case basis at Summit's then current charges if such services are then available from Summit.

4. Charges and Invoicing. If Customer has elected monthly payments, Summit will invoice Customer for the Agreement Services on a monthly basis, in advance, one month prior to the start of each month. If this is a three year Agreement, and Customer has not paid in full as of the Effective Date, Summit will invoice Customer periodically, as agreed by Customer and Summit. Summit will invoice Customer for other services as incurred. All invoices must be paid in full within 30 days. After 30 days, interest on the unpaid balance will accrue at 1% per month. Prices are quoted exclusive of taxes. Customer will pay (or reimburse Summit for) all taxes except those based on Summit's income.

5. Term and Termination. If this is a one year Agreement, this Agreement shall have a term of one year commencing on the Effective Date. If this is a three year Agreement, this Agreement shall have a term of three years commencing on the Effective Date. Each twelve month period following the Effective Date is referred to as an "Agreement Year." Customer may elect to convert a one year Agreement to a three year Agreement at any time during the term, in which case the price adjustment will be prorated over the balance of the three year term. This Agreement may be terminated by either party immediately upon written notice to the other if the other breaches one or more of its obligations hereunder.

6. Limited Warranty, Force Majeure and Limitation of Liability. Summit warrants that the services provided hereunder will be performed in a workmanlike manner in accordance with reasonable commercial standards. Summit does not warrant that the operation of the System will be uninterrupted or error free. THE WARRANTY STATED IN THE FIRST LINE OF THIS SECTION AND REMEDIES SET FORTH HEREUNDER ARE EXCLUSIVE AND IN LIEU OF ALL OTHERS, ORAL OR WRITTEN, EXPRESS, IMPLIED OR STATUTORY, RESPECTING THIS AGREEMENT, AND THE MAINTENANCE SERVICES AND PARTS PROVIDED HEREUNDER, SUMMIT MAKES NO OTHER REPRESENTATIONS, WARRANTIES OR INDEMNIFICATION INCLUDING BUT NOT LIMITED TO THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE RESPECTING THIS AGREEMENT OR THE SERVICES AND PRODUCTS PROVIDED HEREUNDER.

7. Limitation of Liability. Summit will neither be deemed in default of any obligation hereunder nor will Summit be liable for any failure or delay in performance which results directly or indirectly from "Acts of God," acts of civil or military authorities, civil disturbance, war, strikes, fire, theft or vandalism or other causes beyond Summit's reasonable control. IN NO EVENT SHALL SUMMIT BE LIABLE TO CUSTOMER FOR (A) ANY SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES, EVEN IF SUMMIT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES OR (B) ANY DAMAGES RESULTING FROM LOSS OF USE, PATIENTS OR PROFITS, OR ANY DEFECT IN THE SYSTEM, WHETHER IN AGREEMENT OR TORT ACTION, INCLUDING NEGLIGENCE. IN NO EVENT SHALL SUMMIT'S LIABILITY EXCEED THE TOTAL MAINTENANCE CHARGES PAID OR PAYABLE WITH RESPECT TO THE SYSTEM DURING THE TWELVE MONTHS IMMEDIATELY PRECEDING THE DATE OF THE DAMAGE. Customer acknowledges that the charges which apply to the Agreement Services are based in part upon the limited warranty and limitation of liabilities and remedies set forth in this Agreement.

8. Right to Subcontract. Summit reserves the right to subcontract the services to be provided hereunder to qualified third parties. In such event, the rights and obligations of Summit and Customer will not be diminished.

9. Refurbished Parts. Summit reserves the right to use refurbished parts in performing its obligations hereunder provided such parts meet all specifications and are covered by the same warranty as new parts. All parts removed from the System for replacement become the property of Summit.

10. Non-Assignment. Customer may not assign any of its obligations, rights or remedies under this Agreement and any attempted such assignment shall be null and void.

11. Non-Waiver. The failure or delay of either party to exercise any right or remedy provided for herein shall not be deemed a waiver of that right or remedy or of any other rights or remedies available hereunder.

12. Entire Agreement. This Agreement, including all the schedules hereto, contains the entire understanding of Customer and Summit with respect to the services provided hereunder and supersedes all prior oral or written communications with respect to the subject matter hereof. This Agreement and the rights and obligations of the parties hereunder shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

13. Severability. If any provision or portion of this Agreement is held to be unenforceable or invalid, the remaining provisions and portions thereof shall nevertheless be given full force and effect, and the parties agree to negotiate, in good faith, a substitute valid provision which most nearly effects the parties' intent in entering this Agreement. Without limiting the foregoing, it is expressly understood and agreed that each and every provision of this Agreement which provides for a limitation of liability, disclaimer of warranty or exclusion of damages is intended by the parties to be survivable and independent of any other provisions. Further, in the event that any remedy hereunder is determined to have failed of its essential purpose, all limitations of liability and exclusions of damages shall remain in effect.

14. Notices. All notices hereunder shall be in writing and shall be deemed to have been duly given when delivered in hand, when sent by registered or certified mail, return receipt requested, or when sent by commercial overnight courier (such as Federal Express), to the address stated herein. From time to time, either party may designate a different address by giving notice of change of address in the manner herein provided.

                                                                       EXHIBIT C
                                                                       ---------


--------------------------------------------------------------------------------
LESSOR:                                     LEASE AGREEMENT NUMBER: ____
HEALTH CAPITAL FINANCIAL GROUP, LLC
1077 BRIDGEPORT AVENUE
SHELTON, CT 06484
--------------------------------------------------------------------------------
FULL LEGAL NAME AND ADDRESS OF LESSEE:      SUPPLIER OF EQUIPMENT:
                                            SUMMIT TECHNOLOGY, INC.
                                            21 HICKORY DRIVE
                                            WALTHAM, MA 02154
--------------------------------------------------------------------------------
QTY    LEASED EQUIPMENT     DESCRIPTION, MODEL #, CATALOG #, SERIAL # OR OTHER
                            IDENTIFICATION
--------------------------------------------------------------------------------
            SUMMIT APEX PLUS
            LASER
--------------------------------------------------------------------------------
EQUIPMENT LOCATION:  STREET ADDRESS:
(if different from above)         City:           State:               Zip Code:
--------------------------------------------------------------------------------
  AMOUNT OF EACH PAYMENT (PLUS SALES TAX, IF APPLICABLE)     INITIAL TERM
                                                             ADVANCED PAYMENTS
TERMS:
--------------------------------------------------------------------------------
                    TERMS AND CONDITIONS OF LEASE AGREEMENT

1. LEASE AGREEMENT. Lessee hereby leases from Lessor, and Lessor leases to Lessee, the personal property described above, together with any replacement parts, additions, repairs or accessories now or hereafter incorporated in or affixed to it (hereinafter referred to as the "Equipment").

2. ACCEPTANCE OF EQUIPMENT. Lessee agrees to inspect the Equipment and to execute a Certificate of Acceptance, as provided by Lessor, after the Equipment has been delivered and installed and is operable in accordance with manufacturer specifications. Lessee hereby authorized Lessor to insert in this Lease Agreement serial numbers or other identifying data with respect to the Equipment. Copies of the Lease Agreement, as modified, will be delivered to Lessee by Lessor.

3. DISCLAIMER OF WARRANTIES AND CLAIMS; LIMITATION OF REMEDIES. THERE ARE NO WARRANTIES BY OR ON BEHALF OF LESSOR. Lessor acknowledges and agrees by his signature below as follows:

(a) LESSOR MAKES NO WARRANTIES EITHER EXPRESS OR IMPLIED AS TO THE CONDITION OF THE EQUIPMENT, ITS MERCHANTABILITY, ITS FITNESS OR SUITABILITY FOR ANY PARTICULAR PURPOSE, ITS DESIGN, ITS CAPACITY, ITS QUALITY OR WITH RESPECT TO ANY CHARACTERISTICS OF THE EQUIPMENT.

(b) Lessee has fully inspected the Equipment which it has requested Lessor to acquire and lease to Lessee, and the Equipment is in good condition and to Lessee's complete satisfaction;

(c)  Lessee leases the equipment "as is" and with all faults;

(d) Lessee specifically acknowledges that the Equipment is leased to Lessee solely for commercial or business purposes and not for personal, family, household or agricultural purposes;

(e) If the Equipment is not properly installed, does not operate as represented or warranted by the supplier or manufacturer, or is unsatisfactory for any reason, regardless of cause or consequence, Customer's only remedy, if any, shall be against the supplier or manufacturer of the Equipment and not against Lessor.

The person signing below certifies that (1) he/she is a corporate officer, partner or proprietor of the Lessee said is authorized to sign this Lease Agreement and bind the Lessee and (2) the Lessee agrees to all terms on the from and reverse aides. This document contains the entire agreement between the Lessee and the Lessor, and no other oral or written agreements are in effect.

Lessee: NovaMed Eyecare Management, LLC  Lessor: Health Capital Financial Group, LLC
------------------------------------------------------------------------------------
(X)                    Date:             (X)              Date:
------------------------------------------------------------------------------------
Name:                  Title:            Name:            Title:
------------------------------------------------------------------------------------

(f) Provided Lessee is not in default under the Lease, Lessor assigns to Lessee any warranties made by the supplier or manufacturer of the Equipment.

(g) LESSEE SHALL HAVE NO REMEDY FOR CONSEQUENTIAL OR INCIDENTAL DAMAGES AGAINST LESSOR; and

(h) NO DEFECT, DAMAGE OR UNFITNESS OF THE EQUIPMENT FOR ANY PURPOSE SHALL RELIEVE LESSEE OF THE OBLIGATION TO PAY RENT OR RELIEVE LESSEE OF ANY OTHER OBLIGATION UNDER THIS LEASE AGREEMENT. The parties have specifically negotiated and agreed to the foregoing paragraph.

LESSEE ALSO UNDERSTANDS AND ACKNOWLEDGES THAT NO BROKER OR SUPPLIER, NOT ANY SALESMAN, BROKER, OR AGENT OF ANY BROKER OR SUPPLIER, IS AN AGENT OF LESSOR. NO BROKER OR SUPPLIER, NOR ANY SALESMAN, BROKER OR AGENT OF ANY BROKER OR SUPPLIER IS AUTHORIZED TO WAIVE OR ALTER ANY TERM OR CONDITION OF THIS LEASE AGREEMENT, AND NO REPRESENTATION AS TO THE EQUIPMENT OR ANY OTHER MATTER BY THE BROKER OR SUPPLIER, NOR ANY SALESMAN, BROKER OR AGENT OF ANY BROKER OR SUPPLIER, SHALL IN ANY WAY AFFECT CUSTOMER'S DUTY TO PAY THE RENTALS AND TO PERFORM CUSTOMER'S OBLIGATIONS SET FORTH IN THIS LEASE AGREEMENT.

4. ASSIGNMENT BY LESSEE PROHIBITED. WITHOUT LESSOR'S PRIOR WRITTEN CONSENT, LESSEE SHALL NOT ASSIGN THIS LEASE AGREEMENT OR SUBLEASE THE EQUIPMENT OR ANY INTEREST THEREIN, OR PLEDGE OR TRANSFER THIS LEASE AGREEMENT, OR OTHERWISE DISPOSE OF THE EQUIPMENT COVERED HEREBY. PROVIDED, HOWEVER, THAT LESSEE SHALL HAVE THE RIGHT TO ASSIGN ITS RIGHTS, DUTIES AND OBLIGATIONS HEREUNDER, WITHOUT LESSOR'S CONSENT: (i) IN CONNECTION WITH AND IN CONTEMPLATION OF A REORGANIZATION, MERGER, CONSOLIDATION OR SALE OF ALL OR SUBSTANTIALLY ALL OF THE CAPITAL STOCK OR ASSETS OF LESSEE (OR ANY OTHER TRANSACTION SUBSTANTIALLY SIMILAR IN EFFECT) PROVIDED SUCH SUCCESSOR CORPORATION IS OF A CREDIT WORTHINESS AND FINANCIAL CONDITION REASONABLE UNDER THE CIRCUMSTANCES; OR (ii) TO ANY AFFILIATE (AS HEREIN AFTER DEFINED) OF LESSEE AS USED HEREIN "AFFILIATE" SHALL MEAN ANY PERSON, FIRM OR ENTITY WHICH DIRECTLY OR INDIRECTLY, THROUGH ONE OR MORE INTERMEDIARIES, CONTROLS OR IS CONTROLLED BY, OR IS UNDER COMMON CONTROL WITH, ANY OTHER PERSON, FIRM OR ENTITY, AND SHALL INCLUDE, WITHOUT LIMITATION, ANY DIRECT OR INDIRECT SUBSIDIARY OR NOVAMED HOLDINGS INC.

5. EXPENSE OF ENFORCEMENT AND SEVERABILITY. In the event of any legal action with respect to this Lease Agreement, the prevailing party in any such action shall be entitled to reasonable attorney fees, together with all costs and expenses incurred in pursuit thereof. This Lease Agreement is intended to constitute a valid and enforceable legal instrument and no provision of this Lease Agreement that may be deemed unenforceable shall in any way invalidate any other provision or provisions hereof, all of which shall remain in full force and effect. Only "Counterpart No. 1" hereof shall be deemed an original for chattel paper purposes.

6. LEASE PAYMENTS. Lessee agrees to pay the total Lease equal to the "Amount of Each Payment" multiplied by the number of payments specified in "Initial Term." Payments will be made in advance and periodically as specified in "Terms" above. Payments shall be made by Lessee at Lessor's address set forth above, or as otherwise directed by Lessor. Lessee shall not abate, set off, deduct any amount or reduce any payment for any reason. The first payment shall be due on the date of acceptance of the Equipment by Lessee, and subsequent payments shall be due on the same day of each succeeding month throughout the term of the Lease Agreement. THIS LEASE AGREEMENT IS NOT CANCELABLE OR TERMINABLE BY LESSEE EXCEPT AS PROVIDED IN PARAGRAPH 8 BELOW. In the event Lessor shall not receive any payment to be made on behalf of Lessee under this Lease in accordance with its terms, Lessor shall deliver written notice to Lessee specifying the nature of such failure.

7. CHOICE OF LAW. This Lease Agreement shall not be effective until signed by Lessor at its principal office listed above. This Lease Agreement shall be considered to have been made in the state of Lessor's principal place of business listed above and shall be interpreted in accordance with the laws and regulations of the state of Lessor's principal place of business listed above. Lessee agrees to jurisdiction in the state of Lessor's principal place of business listed above in any action, suit or proceeding regarding this Lease Agreement and concedes that it, and each of them, transacted business in the state of Lessor's principal place of business listed above by entering into this Lease Agreement. In the event of any legal action with regard to this Lease Agreement or the Equipment covered hereby, Lessee agrees that venue may be laid in the County of Lessor's principal place of business.

8. COMMENCEMENT, EXPIRATION AND RENEWAL. This Lease Agreement shall commence upon Lessor's acceptance of it and Lessee's execution of a Certificate of Acceptance provided by Lessor. Lessor shall have no obligation to Lessee under this Lease Agreement if the Equipment, for whatever reason, is not delivered to Lessee within 45 days after Lessee signs this Lease Agreement. Lessor shall have no obligation to Lessee under this Lease Agreement if Lessee fails to execute and deliver to Lessor a Certificate of Acceptance for the Equipment within 15 days after the Equipment is delivered to Lessee. Unless earlier terminated or canceled by Lessor, this Lease Agreement shall expire upon the expiration of the number of months (following Lessee's acceptance of the Equipment) set forth in "Initial Term". This Lease Agreement shall be automatically continued and renewed on a yearly basis for successive yearly terms, unless and until otherwise terminated as hereinafter provided. Lessor or Lessee may terminate this Agreement at the end of the initial fixed term or at the end of any renewal period by giving written notice to the Lessor at least sixty (60) days prior to the end of said initial fixed term or (as applicable) the anniversary date of the annual automatic renewal period.

9. NO ORAL MODIFICATIONS; NO WAIVER. No provision of this Lease Agreement shall be modified or rescinded unless in writing signed by a duly authorized representative of Lessor. Waiver by Lessor of any provision hereof in one instance shall not constitute a waiver as to any other instance.

10. LIMITED PREARRANGED AMENDMENTS; SPECIFIC POWER OF ATTORNEY. In the event it is necessary to amend the terms of this Lease Agreement to reflect a change in one or more of the following conditions: (a) Lessor's actual cost of procuring the Equipment, or (b) Lessor's actual cost of providing the Equipment to Lessee, or (c) A change in rental payments as a result of (a) or (b), above, or (d) Description of the Equipment. Lessee agrees that any such amendment shall be described in a letter from Lessor to Lessee, and unless 15 days after the date of such letter Lessee objects in writing to Lessor, this Lease Agreement shall be deemed amended and such amendments shall be incorporated in this Lease Agreement herein as if originally set forth. A copy of such amended lease will be delivered to Lessee promptly. Lessee grants to Lessor a specific power of attorney for Lessor to use as follows: (1) Lessor may sign and file on Lessee's behalf any document Lessor deems necessary to perfect or protect Lessor's interest in the Equipment or pursuant to the Uniform Commercial Code; and (2) Lessor may sign, endorse or negotiate for Lessor's benefit any instrument representing proceeds from any policy of insurance covering the Equipment to the extent that Lessee is in default under this Lease.

11. LOCATION. The Equipment shall be kept at the location specified above or, if none is specified, at Lessee's address as set forth above and shall not be moved without Lessor's prior written consent.

12. USE. Lessee shall use the Equipment in a careful manner, shall comply with all laws relating to its possession, use, or maintenance, and shall not make any alterations, additions, or improvement to the Equipment without Lessor's prior written consent. All additions, repairs or improvements made to the Equipment shall belong to Lessor.

13. OWNERSHIP; PERSONALITY. The Equipment is, and shall remain, the property of Lessor, and Lessee shall have no right, title, or interest in the Equipment except as expressly set forth in this Lease Agreement. The Equipment shall remain personal property even though installed in or attached to real property.

14. SURRENDER. By this Lease, Lessee acquires no ownership rights in the Equipment, and has no option to purchase same unless stated in Paragraph 24 or by addendum to this Lease Agreement. Upon the expiration, or earlier termination or cancellation of this Lease, or in the event of a default under Paragraph 21, hereof, Lessee, at its expense, shall return the Equipment in good repair, ordinary wear and tear resulting from property use thereof alone excepted, by delivering it, packed and ready for shipment, to such place or carrier in the continental United States as Lessor may specify.

15. LOSS AND DAMAGE. Lessee shall at all times after signing this Lease Agreement bear the entire risk of loss, theft, damage or destruction of the Equipment from any cause whatsoever, and no loss, theft, damage or destruction of the Equipment shall relieve Lessee of the obligation to pay lease or to comply with any other obligation under this Lease Agreement. In the event of damage to any part of the Equipment, Lessee shall immediately place the same in good repair at Lessee's expense. If Lessor determines that any part of the Equipment is lost, stolen, destroyed, or damaged beyond repair, Lessee shall, at Lessee's option, do one of the following: (a) Replace the same with like equipment in good repair, acceptable to Lessor, or (b) Pay Lessor in cash the following: (i) all amounts due by Lessee to Lessor under this Lease Agreement up to the date of the loss; (ii) the accelerated balance of the total amounts due for the remaining term of this Lease Agreement attributable to said item, discounted to the present value at a discount rate of 5% as of the date of loss; provided, however, that, if at the time of such loss or damage beyond repair, Lessee is not in default hereunder, the determination of whether to proceed under clause (a) or (b) hereof shall be made by Lessor and Lessee jointly. Upon Lessor's receipt of payment as set forth above, Lessee shall be entitled to title to the Equipment without any warranties. If insurance proceeds are used to fully comply with this subparagraph, the balance of any such proceeds shall go to Lessee to compensate for loss of use of the Equipment for the remaining term of the Lease Agreement.

16. INSURANCE, LIENS; TAXES. Lessee shall provide and maintain insurance against loss, theft, damage, or destruction of the Equipment in an amount not less than the full replacement value of the Equipment, with loss payable to Lessor subject to Section 15.

Lessee also shall provide and maintain comprehensive general all-risk liability insurance including but not limited to product liability coverage, insuring Lessor and Lessee with severability of interest endorsement, or its equivalent, against any and all loss or liability for all damages, either to persons or property or otherwise, which might result from or happen in connection with the condition, use or operation of the Equipment, with such limits and with an insurer satisfactory to Lessor. Each policy shall expressly provide that said insurance as to Lessor and its assigns shall not be invalidated by any act, omission, or neglect of Lessee and cannot be canceled without 30 days prior written notice to Lessor. As to each policy Lessee shall furnish to Lessor a certificate of insurance from the insurer, which certificate shall evidence the insurance coverage required by this paragraph. Lessor shall have no obligation to ascertain the existence of or provide any insurance coverage for the Equipment or for Lessee's benefit. If Lessee fails to provide such insurance, Lessor will have the right but no obligation after 10 business days' notice to Lessee, to have such insurance protecting Lessor placed at Lessee's expense. Such placement will result in an increase in Lessee's periodic payments, such increase being attributed to costs of such insurance. Lessee shall keep the Equipment free and clear of all levies, liens and encumbrances. Lessee shall pay all charges and taxes (local, state, and federal) which may now or hereafter be imposed upon the ownership, leasing, rental, sale, purchase, possession, or use of the Equipment, excluding, however, all taxes on or measured by Lessor's net income. If Lessee fails to pay said charges or taxes, Lessor shall have the right, but shall not be obligated, to pay such charges or taxes, unless the same are being disputed by Lessee pursuant to a proceeding commenced in good faith and which diligently is being pursued and provided reserves with respect thereto have been placed on the books of Lessee in accordance with GAAP. In that event, Lessor shall notify Lessee of such payment and Lessee shall repay to Lessor the cost thereof within 15 days after such notice is mailed to Lessee.

17. INDEMNITY. Lessee shall indemnify Lessor against any claims, actions, damages, or liabilities including all attorney fees, arising out of or connected with Equipment, except for any claims, actions, damages or liabilities which are the result of any action by Lessor or its agents which constitutes gross negligence or willful or wanton misconduct. Such indemnification shall survive the expiration, cancellation, or termination of this Lease Agreement. Lessee waives any immunity Lessee may have under any industrial insurance act, with regard to indemnification of Lessor.

18. ASSIGNMENT BY LESSOR. Any assignee of Lessor shall have all of the rights but none of the obligations of Lessor under this Lease Agreement. Lessee shall recognize and hereby consents to any assignment of this Lease Agreement by Lessor, and shall not assert against the assignee any defense, counterclaim, or setoff that Lessee may have against Lessor. Subject to the foregoing, this Lease Agreement inures to the benefit of and is binding upon the heirs, devisees, personal representatives, survivors, successors in interest, and assigns of the parties hereto. Lessor shall promptly notify Lessee of any such assignment.

19. SERVICE CHARGES; INTEREST. If Lessee shall fail to make any payment required by this Lease Agreement within 10 days of the due date thereof, Lessee shall pay to Lessor a service charge of 5% of the amount due; provided, however, that not more than one such service charge shall be made on any delinquent payment, regardless of the length of the delinquency. In addition, Lessee shall pay to Lessor any actual additional expenses incurred by Lessor in collection efforts, including but not limited to long-distance telephone charges and travel expenses. Lessee shall pay to Lessor interest on any delinquent payment or amount due under this Lease Agreement from the due date thereof until paid, at the lesser of the maximum rate of interest allowed by law or 18% per annum.

20. TIME OF ESSENCE. Time is of the essence of this Lease, and this provision shall not be implied waived by the acceptance on occasion of late or defective performance.

21. DEFAULT. Lessee shall be in default if: (a) Lessee shall fail to make any payment due under the terms of this Lease Agreement for a period of 10 days from the due date thereof; provided, that Lessee shall have an opportunity to cure such failure within ten (10) days after written notice from Lessor specifying such failure, or (b) Lessee shall fail to observe, keep, or perform any provision of this Lease, and such failure shall continue for a period of 10 days; provided, that Lessee shall have an opportunity to cure such failure within ten (10) days after written notice from Lessor specifying such failure, or (c) Lessee has made any misleading or false statement in connection with application for or performance of this Lease Agreement, or (d) The Equipment or any part thereof shall be subject to any lien, levy, seizure, assignment, transfer, bulk transfer, encumbrance, application, attachment, execution, sublease, or sale without prior written consent of Lessor, or (e) Lessee dies or ceases to exist, or (f) Lessee defaults on any other agreement it has with Lessor and Lessor notifies Lessee that such default is a default hereunder, or
(g) Any guarantor of this Lease Agreement defaults on any obligation to Lessor or any of the above listed events of default occur with respect to any guarantor or Lessee or any such guarantor files or has filed against it a petition under the bankruptcy laws.

22. REMEDIES. If Lessee is in default, Lessor, with or without notice to Lessee, shall have the right to exercise any one or more of the following remedies, concurrently or separately, and without any election of remedies being deemed to have been made: (a) Lessor may enter upon Lessee's premises and without any court order or other process of law may repossess and remove the Equipment, or render the Equipment unusable without removal, either with or without notice to Lessee. Lessee hereby waives any trespass or right of action for damages by reason of such entry, removal or disabling. Any such repossession shall not constitute a termination of this Lease Agreement unless Lessor so notifies Lessee in writing; (b) Lessor may require Lessee, at its expense, to return the Equipment in good repair, ordinary wear and tear resulting from proper use thereof alone excepted, by delivering it, packed and ready for shipment to such place or carrier as Lessor may specify; (c) Lessor may cancel or terminate this Lease Agreement and may retain any and all prior payments paid by Lessee; (d) Lessor may declare all sums due and to become due under this Lease Agreement immediately due and payable, including as to any or all items of Equipment, without notice or demand to Lessee; (e) Lessor may release the Equipment, without notice to Lessee, to any third party, upon such terms and conditions as Lessor alone shall determine, or may sell the Equipment, without notice to Lessee, at private or public sale, at which sale Lessor may be the purchaser; (f) Lessor may sue for and recover from Lessee the sum of all unpaid leases and other payments due under this Lease Agreement then accrued, all accelerated future payments due under this Lease Agreement discounted to their present value at a discount rate of 5% as of the date of default, plus Lessor's estimate at the time this Lease Agreement was entered into of Lessor's residual interest in the Equipment, reduced to present value at a discount rate of 5% as of the date of default, less the net proceeds of disposition, if any, of the Equipment; (g) To pursue any other remedy available at law, by statute or in equity. No right or remedy herein conferred upon or reserved to Lessor is exclusive of any other right or remedy herein, or by law or by equity provided or permitted, but each shall be cumulative of every other right or remedy given herein or now or hereafter existing by law or equity or by statute or otherwise, and may be enforced concurrently therewith or from time to time. No single or partial exercise by Lessor of any right or remedy hereunder shall preclude any other or further exercise of any other right or remedy. If Lessor shall exercise any of the remedies set forth in clause (e), the amount owing by Lessee hereunder shall be reduced by the net proceeds received by Lessor as a result thereof.

23. MULTIPLE LESSEES. Lessor may, with the consent of any one of the Lessees hereunder, modify, extend or change any of the terms hereof without consent or knowledge of the others, without in any way releasing, waiving or impairing any right granted to Lessor against the others. Lessees are jointly and severally responsible and liable to Lessor under this Lease Agreement.

24.  ADDITIONAL TERMS AND CONDITIONS.  Provided it is not in default under
the terms and conditions of the above Lease, Lessee shall   *   .

/*/  Confidential portions omitted and filed separately with the Commission.

                                                                       EXHIBIT D
                                                                       ---------

               TERMS AND CONDITIONS OF SOFTWARE LICENSE AND SALE
               -------------------------------------------------

1. (a) The goods to be shipped to you will include a copy of computer software on a microchip (the "Copy"). This software (the "Software") is protected under copyrights, trade secret rights and other proprietary rights owned by or licensed to Seller (collectively, the "Seller Rights").

     (b) Seller licenses the Copy to Buyer and, to the extent that it has the right and power to do so, grants buyer the non-exclusive right and license under the Seller Rights to use the Copy solely for the purpose of using the goods supplied hereunder to perform phototherapeutic keratectomy, photorefractive keratectomy, or any other procedures which Seller authorizes Buyer in writing to use such goods to perform. Notwithstanding any other provision of this Agreement, as between Seller and Buyer, Seller retains title to and ownership of the Copy and of all Seller Rights.

     (c) Except as expressly provided in Section 1(b), Seller does not grant Buyer any right or license under the Seller Rights, including without limitation any right or license to copy, create derivative works based on, distribute, or publicly display or perform the Software or Copy, except that Seller grants Buyer a non-exclusive license to create copies of the Software (or parts thereof) in Random Access Memory to the extent that doing so is a necessary step in using the Copy for the purposes authorized under paragraph 1(b) (the "RAM Copy License"). The RAM Copy License may not be assigned, sublicensed or otherwise transferred without Seller's prior written consent, which will not be unreasonably withheld provided that such transfer is in connection with a transfer of the goods acquired under this Agreement to a person or entity whose use or anticipated use of such goods is reasonably acceptable to Seller.

     (d) The term of the rights and licenses granted to Buyer under Sections 1(b) and 1(c) shall commence upon shipment of the goods and shall continue thereafter in perpetuity, unless terminated as provided in this Section 1(d). Such licenses and rights shall automatically terminate, without notice, upon any breach by Buyer of this Agreement or any infringement or misappropriation by Buyer of any Seller Rights.

2. All sales are subject to the terms and conditions hereof. No modifications or additions hereto shall be binding on Seller unless consented to in writing signed by Seller's duly authorized representative.

3. Goods shall be shipped to Buyer "FOB Waltham". Risk of loss and/or damage to the goods shall pass to Buyer at such time as the goods are shipped to the ship-to location on page one (1) of the contract ("Risk of Loss Date").

4. All Sales, use, VAT, duties, customs and similar taxes and charges which the Seller may be required to pay or collect with respect to the goods covered by this order shall be charged to Buyer, except as otherwise required by law.

5. Shipping, delivery and installation dates are approximate and are based upon prompt receipt of all necessary information. If any shipment, delivery, or installation hereunder shall be delayed through any act or neglect of the carrier or any other person, including sub-contractors and suppliers, or by any other labor difficulties, shortages of or inability to obtain shipping space or transportation, fire, accident, government seizure or requisition, force majeure, or by reason of any other cause whatsoever, whether domestic or foreign, whether direct or indirect beyond the reasonable control of Seller.

Seller shall not be responsible therefor, and shipment, delivery, or installation may be postponed or cancelled by Seller at its option without liability hereunder.

6. In the event of a breach by Seller of any of the terms, provisions, or warranties under this agreement, or a violation of any representation hereunder, Seller's sole and exclusive liability and Buyer's sole and exclusive remedy shall be limited to either (a) repair or replacement of any goods which are the subject of any such breach, default or violation or (b) refund of the purchase price of such goods, at Seller's option. Any claims shall be subject to the provisions of Paragraph 5 above, and IN NO EVENT SHALL SELLER BE LIABLE FOR LOST PROFIT, INJURY TO GOOD WILL OR ANY OTHER SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES.

7. This contract and any dispute arising thereunder, unless otherwise stipulated or agreed to in writing, shall be construed according to and governed by the laws of the Commonwealth of Massachusetts, USA without regard to the U.N. Convention on Contracts for International Sales of Goods which otherwise might form a part of such laws. THE PARTIES CONSENT TO THE SOLE JURISDICTION OF THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS FOR THE RESOLUTION OF ALL DISPUTES.

8. If any item or condition or part thereof contained is held invalid, the remaining terms and conditions of this contract shall not be affected thereby.

9. No claim or right arising out of a breach of this contract can be discharged in whole or in part by a waiver or renunication of the claim or right unless the waiver or renunication is in writing signed by the aggrieved party.

10. Any deposits and/or down payments made or paid hereunder are non-refundable.

          TERMS AND CONDITIONS OF SOFTWARE LICENSE AND SALE (DOMESTIC)
          ------------------------------------------------------------


1. Satisfaction by Buyer of the requirements set forth in the attached "How to Place an Order" shall constitute Buyer's commitment to purchase the goods indicated on the front and license the Software (defined below) on the terms and conditions specified herein. Seller reserves the right to reject all orders prior to shipment in its sole discretion.

2. (a) The goods to be shipped to you will include a copy of computer software on a microchip (the "Copy"). This software (the "Software") is protected under copyrights, trade secret rights and other proprietary rights owned by or licensed to Seller (collectively, the "Seller Rights").

     (b) Seller licenses the Copy to Buyer and, to the extent that it has the right and power to do so, grants buyer the non-exclusive right and license under the Seller Rights to use the Copy solely for the purpose of using the goods supplied hereunder to perform phototherapeutic keratectomy, photorefractive keratectomy, or any other procedures which Seller authorizes Buyer in writing to use such goods to perform. Notwithstanding any other provision of this Agreement, as between Seller and Buyer, Seller retains title to and ownership of the Copy and of all Seller Rights.

     (c) Except as expressly provided in Section 20(b), Seller does not grant Buyer any right or license under the Seller Rights, including without limitation any right or license to copy, create derivative works based on, distribute, or publicly display or perform the Software or Copy, except that Seller grants Buyer a non-exclusive license to create copies of the Software (or parts thereof0 in Random Access Memory to the extent that doing so is a necessary step in using the Copy for the purposes authorized under paragraph 2(b) (the "RAM Copy License"). The RAM Copy License may not be assigned, sublicensed or otherwise transferred without Seller's prior written consent, which will not be unreasonably withheld provided that such transfer is in connection with a transfer of the goods acquired under this Agreement to a person or entity whose use or anticipated use of such goods is reasonably acceptable to Seller.

     (d) The term of the rights and licenses granted to Buyer under Sections 2(b) and 2(c) shall commence upon shipment of the goods and shall continue hereafter in perpetuity, unless terminated as provided in this Section 2(d). Such licenses and rights shall automatically terminate, without notice, upon any breach by Buyer of this Agreement or any infringement or misappropriation by Buyer of any Seller Rights.

3. Unless Buyer notifies Seller to the contrary in writing prior to shipment, the goods shall be shipped by Seller to Buyer at the address set forth on the front hereof.

4. All sales are subject to the terms and conditions hereof. No modifications or additions hereto shall be binding on Seller unless consented to in writing signed by Seller' duly authorized representative.

5. SELLER RESERVES THE RIGHT TO REJECT ALL ORDERS PRIOR TO SHIPMENT IN ITS SOLE DISCRETION, EXCEPT AS SET FORTH IN THE ATTACHED "STATEMENT OF LIMITED WARRANTIES," ALL WARRANTIES OF ANY NATURE, EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, ARE EXCLUDED AND DISCLAIMED.

6. To secure payment, title to the goods to be sold hereunder shall pass to Buyer at such time as all amounts due to Seller hereunder are paid in full by Buyer.

7. Goods shall be shipper to Buyer "FOB Destination". Risk of loss and/or damage to the goods shall pass to Buyer at such time as the goods are delivered to the ship-to location on page one (1) of the contract ("Risk of Loss Date").

8. All Sales use, VAT, duties, customs and similar taxes and charges which the Seller may be required to pay or collect with respect to the goods covered by this order shall be charged to the Buyer, except as otherwise required by law.

9. Shipping, delivery and installation dates are approximate and are based upon prompt receipt of all necessary information. If any shipment, delivery or installation hereunder shall be delayed through any act or neglect of the carrier or any other person, including sub-contractors and suppliers, or by any other labor difficulties, shortages of or inability to obtain shipping space or transportation, fire, accident, government seizure or requisition, force majeure, or by reason of any other cause whatsoever, whether domestic or foreign, whether direct or indirect beyond the reasonable control of Seller, Seller shall not be responsible therefor, and shipment, delivery or installation may be postponed or canceled by Seller at its option without liability hereunder.

10. All claims of the Buyer arising under this contract shall be in writing and notification thereof shall be delivered to the Seller no later than seven (7) days after delivery to Buyer of the goods in question. Seller's representatives shall be given the opportunity to investigate such claims. If the Buyer fails to comply with the provisions of this paragraph, Buyer shall be deemed to have approval and accepted the goods shipped or delivered under this contract. If any goods delivered to Buyer are not in accordance with contract specifications, Seller shall have the right, in its discretion, either to replace such non-conforming goods or to refund the purchase price application thereto. No goods shall be returned to Seller without Seller's written consent. No suit or legal proceeding arising under this contract shall in any event be maintainable against Seller unless commenced or made against Seller within one (1) year after the expiration of the applicable warranty period and the lapse of such period shall be complete bar to any recovery in any such suit or proceeding.

11. In the event of a breach by Seller of any of the terms, provisions, or warranties under this agreement, or a violation of any representation hereunder, Seller's sole and exclusive liability and Buyer's sole and exclusive remedy shall be limited to either (a) repair ro replacement of any goods which are the subject of any such breach, default or violation or (b) refund of the purchase price of such goods, at Seller's option. Any claims shall be subject to the provisions of Paragraph 9 above, and IN NO EVENT SHALL SELLER BE LIABLE FOR LOST PROFIT, INJURY TO GOOD WILL OR ANY OTHER SPECIAL INCIDENTAL OR CONSEQUENTIAL DAMAGES.

12. If Buyer becomes insolvent or proceedings are instituted to declare Buyer bankrupt, or a receiver is appointed Buyer in any court, Seller may, at its option, terminate this contract, and upon such termination by Seller, any or all claims or demands against Buyer held by Seller shall immediately become due and payable. The Buyer represents to the Seller that he is financially solvent as of the date of signing this Contract of Sale.

13. This contract and any dispute arising thereunder, unless otherwise stipulated or agreed to in writing, shall be construed according to and governed by the laws of the Commonwealth of Massachusetts, USA without regard to the U.N. Convention on Contracts for International Sales of Goods which otherwise might form a part of such laws. THE PARTIES CONSENT TO THE SOLE JURISDICTION OF THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS FOR THE RESOLUTION OF ALL DISPUTES.

14. If any item or condition or part thereof contained is held invalid, the remaining terms and conditions of this contract shall not be affected thereby.

15. This writing is intended by the parties as a final expression of their agreement and is intended also as a complete and exclusive statement of the terms of their agreement. No course of prior dealings between the parties and no usage of the trade shall be relevant to supplement or explain any term used in this contract. Whenever a term defined by the Uniform Commercial Code is used in this contract the definition contained in the Code is to control, except that the term "ex works" shall have the meaning ascribed to by the International Chamber of Commerce as an incoterm.

16. No claim or right arising out of a breach of this contract can be discharged in whole or in part y a waiver or renunciation of the claim or right unless the waiver or renunciation is in writing signed by the aggrieved party.

17. Any deposits and/or down payments made or paid hereunder are non-refundable.

18. Buyer hereby grants Seller a security interest in the goods and in the proceeds and products thereof, to the fullest extent a security interest therein is available under applicable law. Said security interest shall remain in effect until the goods have been paid in full. Buyer agrees to sign such separate security agreements, financing statements, or other documents which
(s)he may deem necessary to protect Seller's security interest or ownership from the claims of third parties.

                                                                       EXHIBIT E
                                                                       ---------

Summit                                                          Number: F440
Technology                FORM/DATA SHEET                       Rev. B  ECO#3410

Title:                    OMNICARD RETREATMENT CREDIT REQUEST   Page 1 of 2


                            Summit Technology, Inc.
                              Retreatment Policy

1. For the purposes hereof, the term "Retreatment" shall mean the performance of a refractive procedure with a licensed Summit excimer laser system on the same human eye by reason of the ineffectiveness in whole or in part of the initial refractive procedure performed on that eye with the same licensed Summit excimer laser system; provided that the retreatment so performed after the initial procedure is within two (2) years from the date of the initial procedure and by the same practitioner who performed the initial procedure.

2. Each Licensee under a Summit Laser Patent License shall be entitled to obtain a credit under its Summit Patent License for any bona fide Retreatment upon submitting to Summit a written application in the form provided by Summit for this purpose from time to time, accompanied by documentation in form and substance satisfactory to Summit evidencing that the refractive procedure with respect to which such credit is applied for is in fact a bona fide Retreatment.

3. Summit reserves the right to reject any application for a credit hereunder for any reason and to amend this policy in any and all respects.

4. Each Licensee shall keep such records of all Retreatments and in such detail as may be as required from time to time by Summit.

Summit                                                          Number: F440
Technology                        FORM/DATA SHEET               Rev. B  ECO#3410

Title:                OMNICARD RETREATMENT CREDIT REQUEST       Page 2 of 2



                       APPLICATION FOR RETREATMENT CENTER


     Instructions: Please complete this form, sign it and fax or mail it to:
     Summit Technology, Inc., Omnicard Department, 21 Hickory Drive, Waltham, MA 02154, Fax No. (781) 672-0328.


1.   Patient name and/or I.D. number:
                                      -----------------------------------------
2.   Original refractive procedure treatment date:
                                                   ----------------------------

3.   Original attempted correction:                                    diopters
                                      -----------------------------------------

                                   CYL:                SPH:
                                   --------------------------------------------

4.   Retreatment date:
                       --------------------------------------------------------

5.   Reason for Retreatment:
                             --------------------------------------------------

6.   Attempted correction for Retreatment                              diopters
                                          -------------------------------------

                                   CYL:                SPH:
                                   --------------------------------------------

     The undersigned confirm that (a) the information set forth above is true and correct, and (b) they will, if requested, cooperate with Summit in verifying the foregoing information by making available to Summit relevant records and patient files.


LICENSEE

--------------------------------
Signature and print name


TREATING PHYSICIAN                       CONTACT NAME

--------------------------------         ---------------------------------
Signature and print name
                                         PHONE NUMBER

Date:---------------------------         ---------------------------------


Laser Serial Number:                     Omnicard # Used for
                     -----------         Retreatment:
                                                      --------------------